Income Taxes (Reconciliation Between Reported Provision for Income Taxes and Statutory Rate) (Details) (USD $) In Thousands	12 Months Ended
	Jun. 29, 2011	Jun. 30, 2010	Jun. 24, 2009
Income Taxes
Income tax expense at statutory rate	$ 64,165	$ 46,196	$ 27,599
FICA tax credit	(15,779)	(16,625)	(19,307)
State income taxes, net of Federal benefit	(316)	1,711	3,154
Other	(5,801)	(3,018)	(4,712)
Provision for income taxes	$ 42,269	$ 28,264	$ 6,734